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                                                                   EXHIBIT 10.16

SILICON VALLEY BANK

                           AMENDMENT TO LOAN DOCUMENTS

BORROWER:  QUINTON INC. (FKA QUINTON INSTRUMENT COMPANY)

DATE:      NOVEMBER 19, 2001

        THIS AMENDMENT TO LOAN DOCUMENTS is entered into between SILICON VALLEY BANK ("Silicon") and the borrower named above ("Borrower").

        The Parties agree to amend the Loan and Security Agreement between them, dated June 5, 1998, as amended, if at all (the "Loan Agreement"), as follows, effective as of the date hereof. (Capitalized terms used but not defined in this Amendment shall have the meanings set forth in the Loan Agreement.)

        1. ADDITION OF CASH MANAGEMENT SUBLIMIT. A new Section 1.6 is hereby added to the Loan Agreement and shall read as follows:

            1.6 CASH MANAGEMENT SERVICES AND RESERVES. Borrower may use up to $12,500 of Loans per week available hereunder for Silicon's Cash Management Services (as defined below), including, merchant services, business credit card, ACH and other services identified in the cash management services agreement related to such service (the "Cash Management Services"). Silicon may, in its sole discretion, reserve against Loans which would otherwise be available hereunder such sums as Silicon shall determine in connection with the Cash Management Services, and Silicon may charge to Borrower's Loan Account, any amounts that may become due or owing to Silicon in connection with the Cash Management Services. Borrower agrees to execute and deliver to Silicon all standard form applications and agreements of Silicon in connection with the Cash Management Services, and, without limiting any of the terms of such applications and agreements, Borrower will pay all standard fees and charges of Silicon in connection with the Cash Management Services. The Cash Management Services shall terminate on the Maturity Date.

        2. REPRESENTATIONS TRUE. Borrower represents and warrants to Silicon that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

        3. GENERAL PROVISIONS. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and Borrower, and the other written documents and agreements between Silicon and Borrower set forth in full all of the


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         SILICON VALLEY BANK                   AMENDMENT TO LOAN DOCUMENTS
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representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.



BORROWER:                                   SILICON:

QUINTON INC. (FKA QUINTON                   SILICON VALLEY BANK
INSTRUMENT COMPANY)


By    /s/ John Hinson                       By      /s/ Silicon Valley Bank
  --------------------------------------      ----------------------------------
      President or Vice President           Title   SVP
                                                  ------------------------------

By    /s/ Tim Way
  --------------------------------------
      Secretary or Ass't Secretary











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         SILICON VALLEY BANK                   AMENDMENT TO LOAN DOCUMENTS
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                                     CONSENT

        The undersigned acknowledge that their consent to the foregoing Agreement is not required, but the undersigned nevertheless do hereby consent to the foregoing Agreement and to the documents and agreements referred to therein and to all future modifications and amendments thereto, and any termination thereof, and to any and all other present and future documents and agreements between or among the foregoing parties. Nothing herein shall in any way limit any of the terms or provisions of the Continuing Guaranties of the undersigned, all of which are hereby ratified and affirmed.

                                            QIC HOLDING CORP.


                                            By:      /s/ John Hinson
                                               ---------------------------------

                                            Title:   President
                                                  ------------------------------












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